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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 30, 2010

BERRY PLASTICS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	033-75706-01 (Commission File Numbers)	35-1814673 (I.R.S. Employer Identification No.)

101 Oakley Street Evansville, Indiana (Address of principal executive offices)	(Zip Code) 47710

(812) 424-2904 (Registrant’s telephone number, including area code)
N.A. (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Additional Guarantors

Exact Name	Jurisdiction of Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Name, Address and Telephone Number of Principal Executive Offices
Aerocon, LLC	Delaware	3089	35-1948748	(a)
Berry Iowa, LLC	Delaware	3089	42-1382173	(a)
Berry Plastics Design, LLC	Delaware	3089	62-1689708	(a)
Berry Plastics Technical Services, Inc.	Delaware	3089	57-1029638	(a)
Berry Sterling Corporation	Delaware	3089	54-1749681	(a)
CPI Holding Corporation	Delaware	3089	34-1820303	(a)
Knight Plastics, Inc.	Delaware	3089	35-2056610	(a)
Packerware Corporation	Delaware	3089	48-0759852	(a)
Pescor, Inc.	Delaware	3089	74-3002028	(a)
Poly-Seal, LLC	Delaware	3089	52-0892112	(a)
Venture Packaging, Inc.	Delaware	3089	51-0368479	(a)
Venture Packaging Midwest, Inc.	Delaware	3089	34-1809003	(a)
Berry Plastics Acquisition Corporation III	Delaware	3089	37-1445502	(a)
Berry Plastics Opco, Inc.	Delaware	3089	30-0120989	(a)
Berry Plastics Acquisition Corporation V	Delaware	3089	36-4509933	(a)
Berry Plastics Acquisition Corporation VIII	Delaware	3089	32-0036809	(a)
Berry Plastics Acquisition Corporation IX	Delaware	3089	35-2184302	(a)
Berry Plastics Acquisition Corporation X	Delaware	3089	35-2184301	(a)
Berry Plastics Acquisition Corporation XI	Delaware	3089	35-2184300	(a)
Berry Plastics Acquisition Corporation XII	Delaware	3089	35-2184299	(a)
Berry Plastics Acquisition Corporation XIII	Delaware	3089	35-2184298	(a)
Berry Plastics Acquisition Corporation XV, LLC	Delaware	3089	35-2184293	(a)
Kerr Group, LLC	Delaware	3089	95-0898810	(a)
Saffron Acquisition, LLC	Delaware	3089	94-3293114	(a)
Setco, LLC	Delaware	3089	56-2374074	(a)
Sun Coast Industries, LLC	Delaware	3089	59-1952968	(a)
Cardinal Packaging, Inc.	Ohio	3089	56-1396561	(a)
Covalence Specialty Adhesives LLC	Delaware	2672	20-4104683	(a)
Covalence Specialty Coatings LLC	Delaware	2672	20-4104683	(a)
Caplas LLC	Delaware	3089	20-3888603	(a)
Caplas Neptune, LLC	Delaware	3089	20-5557864	(a)
Captive Plastics Holding LLC	Delaware	3089	20-1290475	(a)
Captive Plastics, LLC	Delaware	3089	22-1890735	(a)
Grafco Industries Limited Partnership	Maryland	3089	52-1729327	(a)
Rollpak Acquisition Corporation	Indiana	3089	03-0512845	(a)
Rollpak Corporation	Indiana	3089	35-1582626	(a)
Pliant, LLC	Delaware	2673	43-2107725	(a)
Pliant Corporation International	Utah	2673	87-0473075	(a)
Pliant Film Products of Mexico, Inc.	Utah	2673	87-0500805	(a)
Pliant Packaging of Canada, LLC	Utah	2673	87-0580929	(a)
Uniplast Holdings, LLC	Delaware	2673	13-3999589	(a)
Uniplast U.S., Inc.	Delaware	2673	04-3199066	(a)
Berry Plastics SP, Inc.	Virginia	3089	52-1444795	(a)
(a)  101 Oakley Street, Evansville, IN 47710

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on September 24, 2010, Berry Plastics Corporation (the “Company”) announced that Ira G. Boots has decided to retire as Chairman of the Board and Chief Executive Officer of the Company, and that Dr. Jonathan Rich has replaced Mr. Boots, effective October 4, 2010.

The Company and Mr. Boots have entered into a letter agreement, dated September 30, 2010, regarding Mr. Boots’ retirement as an employee of the Company on December 31, 2010 (“Retirement”), his subsequent engagement as a Company consultant and other related matters (the “Letter Agreement”), the material terms of which are described below. Following his Retirement, Mr. Boots (i) will be eligible to earn the full amount of his 2010 bonus, if any, (ii) may continue to use a Company leased vehicle until August 10, 2013, and (iii) will be entitled to post-retirement medical insurance coverage under the Company’s Health and Welfare Plan for Early Retirees. In addition, following the Retirement, Mr. Boots’ vested options to purchase common stock of Berry Plastics Group, Inc. (“Berry”) generally will terminate in equal installments over a five-year period beginning on March 31, 2011 and Mr. Boots will forfeit all of his unvested options to purchase Berry common stock. On September 30, 2010, Berry purchased 23,879 shares of Berry common stock held by Mr. Boots at $75 per share, representing the fair market value of the shares, and, following his Retirement, Berry will purchase the remainder of Mr. Boots’ shares of Berry common stock in four equal annual installments, commencing on December 31, 2011, at the Fair Value Per Share (as defined in the Amended and Restated Berry Stockholders Agreement, dated April 3, 2007). Mr. Boots will provide consulting services over a five-year period beginning on January 1, 2011 and will be paid 20 quarterly payments of $112,500 for his services. Following his Retirement, Mr. Boots will continue to be subject to a business non-compete and employee non-solicitation provisions until December 31, 2015. The foregoing description of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

The Company and Dr. Rich have entered into an employment agreement, dated October 1, 2010 (the “Employment Agreement”). The material terms of the Employment Agreement include: (i) an annual base salary of $850,000, (ii) an annual target incentive of 68.5% of base salary, (iii) reimbursement for financial planning and tax preparation fees and (iv) a one-time grant of stock options to purchase 100,000 shares of Berry common stock at an exercise price (the “Option Exercise Price”) per share equal to the Fair Market Value (as defined in the Berry 2006 Equity Incentive Plan) of a share on the date of grant. In addition, Dr. Rich has agreed to purchase 33,333 shares of Berry common stock at a price equal to the Option Exercise Price. Under the terms of the Employment Agreement, in the event Dr. Rich’s employment is terminated without Cause or for Good Reason (each as defined under the Employment Agreement), Dr. Rich will be entitled, subject to his execution of a release of claims, to receive (i) an amount equal to Dr. Rich’s annual base salary for 18 months, payable in monthly installments, (ii) a prorated bonus based on actual performance for the year in which termination occurs and (iii) an amount equal to the monthly amount of the COBRA continuation coverage premium under the Company’s group medical plans. The employment agreement also contains confidentiality, non-solicitation and non-compete provisions. The foregoing description of the Employment Agreement is qualified in its entirety by the full text of the Letter Agreement, which is included as Exhibit 10.2 hereto and is incorporated herein by reference.

Under the terms of the form of option agreement pursuant to which the Company will grant to Dr. Rich the options described in the immediately preceding paragraph, time-vested stock options will vest in equal annual installments over a five-year period. In the event of Dr. Rich’s termination without Cause or for Good Reason (each as defined in the Employment Agreement) (collectively, a “Qualifying Termination”), fifty-percent (50%) or one-hundred percent (100%) of the next tranche of time-vested stock options may vest, depending on when the Qualifying Termination takes place. Additionally, in the event that applicable performance targets are met in connection with a change in control of the Company, fifty-percent (50%) or one-hundred percent (100%) of each installment of the time-vested stock options will vest, depending on the performance targets achieved, upon the earlier of 12 months of continued employment after such change in control or a Qualifying Termination during this 12-month period. Performance-based stock options will vest to the extent the applicable performance targets are met.

Item 9.01                       Financial Statements and Exhibits.

 (d)  Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Letter Agreement, dated September 30, 2010, between Berry Plastics Corporation and Ira G. Boots
10.2	Employment Agreement, dated October 1, 2010, between the Company and Jonathan Rich

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: October 5, 2010	By:	/s/ James M. Kratochvil
Name: James M. Kratochvil Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Letter Agreement, dated September 30, 2010, between Berry Plastics Corporation and Ira G. Boots
10.2	Employment Agreement dated October 1, 2010 between Berry Plastics Corporation and Jon Rich